Exhibit 10.15

EXECUTION VERSION

AMENDMENT NO.2 TO LIMITED FORBEARANCE AGREEMENT

This Amendment No. 2 to the Limited Forbearance Agreement (this “Amendment”) is made this 13th day of November 2015 by and among VALERITAS, INC., a Delaware corporation (the “Borrower”), VALERITAS HOLDINGS, LLC, a Delaware limited liability company (“Parent”) and VALERITAS SECURITY CORPORATION, each as a Guarantor (as such term is defined in the Credit Agreement) and the undersigned Lenders.

RECITALS

A. The Borrower, Parent, the other Guarantors, the Control Agent and the other Lenders signatory thereto have entered into that certain Amended and Restated Term Loan Agreement dated as of August 5, 2014 (as amended from time to time, the “Credit Agreement” and together with all other agreements, instruments and documents executed in connection therewith, the “Loan Documents”).

B. As of May 18, 2015, certain Events of Default (as that term is defined in the Credit Agreement) had occurred and were continuing. Notwithstanding the existence of the Events of Default, the Borrower and the Guarantors requested that the Lenders temporarily forbear from exercising certain rights or remedies with respect to such Events of Default (and only with respect thereto).

C. Accordingly, the Borrower, Guarantors, Control Agent and Lenders entered into a Limited Forbearance Agreement, dated as of May 18, 2015, as amended by that certain Amendment No. 1 to Limited Forbearance Agreement, dated as of September 28, 2015 (as so amended, the “Forbearance Agreement”) pursuant to which, subject to the terms and conditions of the Forbearance Agreement, the Lenders and the Control Agent agreed to temporarily forbear from exercising their rights and remedies under the Credit Agreement with respect to the Designated Defaults. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Forbearance Agreement.

D. At the request of the Borrower and Guarantors, subject to the terms and conditions set forth herein, and without waiving any existing or future rights or remedies that the Lenders or Control Agent may have against the Borrower or Guarantors, and without creating a custom or course of dealing among the parties, the Control Agent and the other Lenders are willing to amend and extend the Forbearance Agreement and forbear from exercising certain of their default-related rights and remedies against the Borrower and the Guarantors with respect to the Designated Defaults (and only with respect thereto).

E. This Amendment shall constitute a Loan Document, and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, and in consideration of the premises and the mutual covenants contained herein, subject to the satisfaction of the conditions described in Section 3 hereof, the parties hereto hereby agree as follows:

SECTION 1. AMENDMENT TO FORBEARANCE AGREEMENT.

This Amendment shall become effective on the date that each of the conditions set forth in Section 3 hereof are satisfied (the “Effective Date”) and the Forbearance Agreement shall be deemed amended as follows:

1.1 Section 3(a) of the Forbearance Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 3. Forbearance

(a) As used herein, the term “Forbearance Period” shall mean the period commencing on the date hereof and ending on the earlier to occur of (i) December 18, 2015 (5:00 p.m. Central time) and (ii) the occurrence of any one or more of the following events:

(A) the occurrence of any default or Event of Default under the Credit Agreement or the other Loan Documents (including, for the avoidance of doubt, the Waiver Agreement), other than the Designated Defaults, or any Designated Default either is repeated or worsens;

(B) any failure by any Credit Party to timely comply with any other term, condition or provision contained in this Agreement, whether or not notice is given of such failure, after giving effect to any notice, lapse of time or both;

(C) any representation made by any Credit Party in this Agreement or the other Loan Documents proves to be incorrect or misleading (or more incorrect or misleading) in any material respect as of the date when made; and

(D) any Material Adverse Effect (other than any Designated Default, except to the extent that any Designated Default either is repeated or worsens) shall occur as determined by Control Agent (after giving effect to the financial condition of the Borrower and the other Credit Parties as of the date hereof);

(E) Any failure by any Credit Party to timely comply with any term, condition or provision contained in the documents evidencing the Second Bridge Equity Financing, whether or not notice is given of such failure, after giving effect to an notice, lapse of time or both.

The occurrence of any of the events set forth in clauses (A) through (E) above shall constitute an immediate Event of Default under the Credit Agreement and the other Loan Documents.”

SECTION 2. REPRESENTATIONS AND WARRANTIES.

To induce Lenders to enter into this Amendment, the Borrower and Guarantors each represent and warrant to the Lenders that:

2.1 Representations, Warranties and Covenants. (a) After giving effect to this Amendment, no representation or warranty of any Credit Party contained in the Credit Agreement or any of the Loan Documents, including this Amendment, shall be untrue or incorrect in any material respect as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, and (b) no Default or Event of Default (other than the Designated Defaults) has occurred or is continuing, or would result after giving effect hereto.

2.2 Authorization, Etc. Each Credit Party has the power and authority to execute, deliver and perform this Amendment. Each Credit Party has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Amendment. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Credit Party’s execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of each Credit Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor rights generally or by equitable principles relating to enforceability. No Credit Party’s execution, delivery or performance of this Amendment (i) contravenes the terms of any of such Credit Party’s organization documents; (ii) conflicts with or constitutes a violation or breach of, or constitutes a default under, or results in the creation or imposition of any Lien (other than pursuant to the Security Documents) upon the property of any Credit Party by reason of the terms of any material obligation under any Contract to which such Credit Party is a party (including without limitation obligations arising from agreements relating to any such Contract to which any Credit Party is a party or which is binding upon it); or (iii) violates any Requirement of Law in any material respect.

2.3 Acknowledgment of Obligations. Each Credit Party hereby acknowledges, confirms and agrees that the Credit Parties are indebted to the Lenders in respect of the Loans under the Credit Agreement. The Loans and all other Obligations under or in connection with the Loans, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Borrower or any Guarantor to the Control Agent and the other Lenders (including, without limitation, the Prepayment Premium, which each Credit Party acknowledges, confirms and agrees is immediately due and payable in accordance with Section 11.02 of the Credit Agreement and otherwise pursuant to the Loan Documents), are unconditionally and immediately due and payable by the Borrower and the Guarantors to the Control Agent and the other Lenders, without offset, recoupment, defense or counterclaim of any kind, nature or description whatsoever, all of which (if any exist, and which the Credit Parties hereby acknowledge do not exist) are hereby waived by the Credit Parties.

2.4 Security. The Secured Parties’ security interests in the Collateral continue to be perfected, valid, binding and enforceable first-priority security interests which secure the Obligations (subject only to the Permitted Liens) and no tax or judgment liens are currently of record against Borrower or any other Credit Party. Neither the Borrower nor any Guarantor holds or controls, or will hold or control during the Forbearance Period, cash or cash equivalents that is unencumbered and the Borrower and the Guarantors have granted to the Control Agent and the other Lenders enforceable first-priority security interests on all of the Borrower’s and the Guarantors’ cash and cash equivalents.

2.5 Acknowledgment of Default. Each Credit Party hereby acknowledges and agrees that the Designated Defaults have occurred and are continuing as of the date hereof, each of which constitutes an Event of Default, and, as a result of the Designated Defaults, as well as any other Defaults or Events of Default that may exist, the Control Agent and the other Lenders are entitled to exercise any and all default-related rights and remedies under the Credit Agreement, the other Loan Documents, and/or applicable law, including without limitation, to accelerate the Obligations (and have done so as set forth in 2.5 of the Forbearance Agreement) or to exercise rights against Collateral and that no Credit Party has any valid defense to the enforcement of such default-related rights and remedies. Each Credit Party hereby acknowledges and agrees that the first to occur of the Designated Defaults occurred no later than January 1, 2015 and have continued to date.

2.6 Acknowledgment of Exercise of Remedies. Each Credit Party hereby acknowledges, confirms, and agrees that (i) on April 3, 2015, the Control Agent and the other Lenders duly provided notice to the Borrower that various defaults and Events of Default (including, without limitation, the Designated Defaults) had occurred and are continuing, declared all of the Obligations of the Borrower under the Credit Agreement and all other Loan Documents to be then immediately due and payable, and terminated the Commitments as of January 1, 2015, and any other obligations to extend any further credit under any of the Loan Documents; (ii) such actions by the Control Agent and the other Lenders were a proper exercise of their rights and remedies, and were made in accordance with the provisions of the Credit Agreement, the other Loan Documents, and applicable law; and (iii) payment in full in cash of the Obligations (in the case of the Loans, at the Redemption Price) is immediately due and payable.

SECTION 3. CONDITIONS TO EFFECTIVENESS.

The effectiveness of Section 1 of this Agreement is expressly conditioned upon the satisfaction and delivery of each of the applicable conditions set forth below:

3.1 Documentary Deliveries. The Lenders shall have received this Amendment duly executed and delivered by the Borrower and each of the other parties hereto.

3.2 No Default. The representations and warranties contained herein shall be true and correct in all material respects as of the date hereof, and no Default or Event of Default, other than the Designated Defaults, shall exist on the date hereof.

3.3 Expense Reimbursement. The Control Agent and the other Lenders shall have received reimbursement for all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Control Agent and the other Lenders) in accordance with Section 12.03(a) of the Credit Agreement.

SECTION 4. MISCELLANEOUS

4.1 Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Credit Parties, the Control Agent and the other Lenders and their respective successors and assigns, except as otherwise provided herein (none of which include WCAS, who is not a party or a third-party beneficiary of this Amendment). No Credit Party may assign, delegate, transfer, hypothecate or otherwise convey any of its rights, benefits, obligations or duties hereunder without the prior written consent of the Control Agent and the other Lenders.

4.2 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

4.3 Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

4.4 Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the Loan Documents, the provision contained in this Amendment shall govern and control.

4.5 Incorporation of Credit Agreement. The provisions contained in Sections 12.09 (Governing Law), 12.10 (Jurisdiction, Service of Process and Venue), 12.11 (Waiver of Jury Trial) and 12.12 (Waiver of Immunity) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Agreement rather than the Credit Agreement.

4.6 Continued Effectiveness. Notwithstanding anything contained in this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as any of the Loan Documents, including the Forbearance Agreement. The Loan Documents, including the Forbearance Agreement, remain in full force and effect and the terms and provisions of the Loan Documents, including the Forbearance Agreement, are ratified and confirmed as amended by the terms of this Amendment. This Amendment is only applicable and shall only be effective in the specific instances and for the specific purposes for which made or given. Except as specifically provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any right, power or remedy of the Control Agent or any other Lender under the Credit Agreement or any of the Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the Loan Documents which shall remain in full force and effect. Upon the effectiveness of this Amendment each reference in (i) the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (ii) any Loan Document, including the Forbearance Agreement, to “the Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as modified hereby.

4.7 Further Assurances. Borrower and each other Credit Party agrees to, and to cause any other Credit Party to, take all further actions and execute all further documents as Control Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment and all other agreements executed and delivered in connection herewith.

4.8 Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed signature page to this Amendment.

SECTION 5. Affirmation of Guarantors.

5.1 Each Guarantor hereby acknowledges and agrees that it has reviewed the terms and provisions of this Amendment and consents to any modification of the Loan Documents effected pursuant to this Amendment. Each Guarantor hereby confirms to the Control Agent and the other Secured Parties that, after giving effect to this Amendment, the Guarantee of such Guarantor and each other Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. Each Guarantor further acknowledges, confirms and agrees that Control Agent and the other Lenders have and shall continue to have a valid, enforceable and perfected first-priority lien (subject only to Permitted Liens) upon and security interest in the Collateral granted to Control Agent and the other Lenders pursuant to the Loan Documents or otherwise granted to or held by Control Agent and the other Lenders.

5.2 Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the waivers or modifications to the Credit Agreement or any other Loan Document effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future waivers or modifications to the Credit Agreement or any other Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

VALERITAS, INC.

By:	/s/ Kristine Peterson
Name: Kristine Peterson
Title: CEO

GUARANTORS:

VALERITAS HOLDINGS, LLC.

By:	/s/ Kristine Peterson
Name: Kristine Peterson
Title: CEO

VALERITAS SECURITY CORPORATION

By:	/s/ Kristine Peterson
Name: Kristine Peterson
Title: CEO

[Signature Page to Amendment No. 2 to Limited Forbearance Agreement]

LENDERS:

CAPITAL ROYALTY PARTNERS II L.P., as Lender and Control Agent
By CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By:	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P.
By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P., its General Partner
By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP LLC, its General Partner

By:	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

CAPITAL ROYALTY PARTNERS II –PARALLEL FUND “A” L.P.
By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC, its General Partner

By:	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Limited Forbearance Agreement]

CAPITAL ROYALTY PARTNERS II (CAYMAN) L.P.

By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner

By:	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

WITNESS: /s/ Nicole Nesson
Name: Nicole Nesson

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “B” (CAYMAN) L.P.
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner

By:	/s/ Nathan Hukill
Name: Nathan Hukill
Title: Authorized Signatory

WITNESS: /s/ Nicole Nesson
Name: Nicole Nesson

[Signature Page to Amendment No. 2 to Limited Forbearance Agreement]